Earnings per share	6 Months Ended
Jun. 30, 2024
Earnings per share [abstract]
Disclosure of earnings per share [text block]	Earnings per share and shares in issue
Basic earnings per ordinary share (EpS) amounts are calculated by dividing the profit (loss) for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. 116 million and 163 million ordinary shares repurchased for cancellation were settled during the second quarter 2024 against the authority granted at bp's 2023 and 2024 annual general meetings respectively, for a total cost of $1,751 million. A further 125 million ordinary shares were repurchased between the end of the reporting period and the date when the financial statements are authorised for issue for a total cost of $748 million. This amount has been accrued at 30 June 2024. The number of shares in issue is reduced when shares are repurchased, but is not reduced in respect of the period-end commitment to repurchase shares subsequent to the end of the period.
The calculation of EpS is performed separately for each discrete quarterly period, and for the year-to-date period. As a result, the sum of the discrete quarterly EpS amounts in any particular year-to-date period may not be equal to the EpS amount for the year-to-date period.
For the diluted EpS calculation the weighted average number of shares outstanding during the period is adjusted for the number of shares that are potentially issuable in connection with employee share-based payment plans using the treasury stock method.

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2024	2023	2024	2023
Results for the period
Profit (loss) for the period attributable to bp shareholders	(129)	1,792	2,134	10,010
Less: preference dividend	1	1	1	1
Less: (gain) loss on redemption of perpetual hybrid bonds(a)	—	—	(10)	—
Profit (loss) attributable to bp ordinary shareholders	(130)	1,791	2,143	10,009

Number of shares (thousand)(b)(c)
Basic weighted average number of shares outstanding	16,590,173	17,523,778	16,670,999	17,706,388
ADS equivalent(d)	2,765,028	2,920,629	2,778,499	2,951,064

Weighted average number of shares outstanding used to calculate diluted earnings per share	16,590,173	17,900,984	17,090,967	18,068,256
ADS equivalent(d)	2,765,028	2,983,497	2,848,494	3,011,376

Shares in issue at period-end	16,491,420	17,379,366	16,491,420	17,379,366
ADS equivalent(d)	2,748,570	2,896,561	2,748,570	2,896,561
(a)See Condensed group statement of changes in equity - footnote (a) for further information.
(b)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the second quarter 2024 are 374,406 thousand (ADS equivalent 62,401 thousand).
(c)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(d)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2024 comprised 16,608,133,770 ordinary shares (31 December 2023 17,174,461,587 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 722,282,438 ordinary shares which have been bought back and are held in treasury by bp (31 December 2023 726,338,898 ordinary shares).